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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 6, 1998, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-48881) and related Prospectus of Yuasa, Inc. for the registration of 4,392,000 shares of its common stock.

                                          Ernst & Young LLP

Harrisburg, Pennsylvania
August 10, 1998